SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 29, 2022

LOYALTY VENTURES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40776	87-1353472
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8235 DOUGLAS AVENUE, SUITE 1200

DALLAS, TX 75225

(Address and Zip Code of Principal Executive Offices)

(972) 338-5170

(Registrant’s Telephone Number, including Area Code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	LYLT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01 Entry Into a Material Definitive Agreement.

On July 29, 2022, Loyalty Ventures Inc. (“Loyalty Ventures,” or the “Company”), together with certain subsidiaries as borrowers and certain other subsidiaries as guarantors, entered into Amendment No. 1 to Credit Agreement (Financial Covenant) (the “First Amendment”) to the Company’s Credit Agreement, dated as of November 3, 2021 with Bank of America, N.A., as administrative agent, and the lenders party thereto (the “Credit Agreement”). The First Amendment provides for adjustments to the financial maintenance covenant applicable to the term loan A and revolving credit facility as shown in the table below:

Four Fiscal Quarters Ending	Maximum Consolidated Total Leverage Ratio
December 31, 2021 through June 30, 2022	5.00:1.00
September 30, 2022 through September 30, 2023	5.75:1.00
December 31, 2023	5.50:1.00
March 31, 2024 through September 30, 2024	5.25:1.00
December 31, 2024 through March 31, 2025	5.00:1.00
June 30, 2025 and each fiscal quarter thereafter	4.75:1.00

The First Amendment further provides, among other things, for (i) certain adjustments to the definition of “Consolidated EBITDA” (as defined in the Credit Agreement) for purposes of computing the financial maintenance covenant, (ii) beginning with the quarter ending September 30, 2022, the permanent reduction of the amount of commitments under the revolving credit facility by $2,812,500 per quarter for each quarter as of the last day of which the Consolidated Total Leverage Ratio (as defined in the Credit Agreement) is in excess of 4.75:1.00, and (iii) certain additional limitations on the incurrence of additional indebtedness and the making of certain restricted payments.

The description of the First Amendment herein is qualified in its entirety by reference to the full text of such First Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The financial results of the Company’s BrandLoyalty segment have been impacted in its markets by rising prices, supply chain disruptions and changing consumer preferences, particularly in light of the ongoing Russia invasion of Ukraine in Europe. As a result, and in partnership with its lenders, the Company proactively adjusted its Credit Agreement to provide more certainty and flexibility as it continues to execute on its strategic imperatives over the coming quarters.

Based on its current visibility, the Company now expects consolidated adjusted EBITDA for full year 2022 to be approximately $110 million, which represents the AIR MILES® Reward Program segment’s contribution, as BrandLoyalty’s contribution is expected to offset corporate expense. These financial results, together with the add-backs used to calculate Consolidated EBITDA (as defined in the Credit Agreement), are expected to enable the Company to maintain compliance with its revised loan covenants.

The Company will provide additional insight into current business conditions and its business outlook for full year 2022 in its earnings release, which is expected to be issued after market on Thursday, August 11, 2022 and on its conference call, which is scheduled to take place at 4 p.m. CT on that date.

Caution Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results and future economic conditions, including, but not limited to, continuing impacts related to COVID-19, including variants, reductions in government economic stimulus, labor shortages, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries; changes in geopolitical conditions, including the Russian invasion of Ukraine; execution of restructuring plans and any resulting cost savings; loss of, or reduction in demand for services from, significant clients; loss of active AIR MILES® Reward Program collectors or greater than expected redemptions by the same; unfavorable resolution of pending or future litigation matters; disruption to operations due to the separation from our former parent or failure of the separation to be tax-free; our high level of indebtedness; increases in market interest rates; fluctuation in foreign exchange rates; new regulatory limitations related to consumer protection or data privacy limiting our services; and loss of consumer information due to compromised physical or cyber security.

We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section of both (1) our Form 10-K for the most recently ended fiscal year and (2) any updates in Item 1A, or elsewhere, in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K or any updates thereto. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Financial Measures

In addition to financial measures presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as adjusted EBITDA. The Company believes that this non-GAAP financial measure, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance, liquidity and overall results of operations. The Company uses adjusted EBITDA as an integral part of internal reporting to measure the performance and operational strength of reportable segments and to evaluate the performance of senior management. Adjusted EBITDA eliminates the uneven effect across all reportable segments of non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. In addition, adjusted EBITDA eliminates goodwill impairment, strategic transaction costs, which were comprised of amounts associated with the Employee Matters Agreement entered into as part of the separation, and restructuring and other charges.

Reconciliation of Non-GAAP Financial Measures

No reconciliation is provided with respect to forward looking annual guidance as we cannot reliably predict all necessary components or their impact to reconcile these non-GAAP measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a material impact on the Company’s future results.

The financial measures presented are consistent with the Company’s historical financial reporting practices. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies and are not identical to corresponding measures used in other various agreements or public filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

10.1

Amendment No. 1 to Credit Agreement (Financial Covenant), dated as of July 29, 2022, by and among Loyalty Ventures Inc., Brand Loyalty Group B.V., Brand Loyalty International B.V., as borrowers, certain other subsidiaries as guarantors, Bank of America, N.A., as administrative agent, and certain lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Note: The information contained in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loyalty Ventures Inc.

Date: August 4, 2022	By:	/s/ Cynthia L. Hageman
Cynthia L. Hageman
Executive Vice President, General Counsel and Secretary